                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 AUGUST 10, 1998
                        ---------------------------------
                                 Date of Report
                        (Date of earliest event reported)



                                 INCONTROL, INC.
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               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     0-24540                 91-150619
----------------------------   -----------------------  ------------------------
(State or Other Jurisdiction    (Commission File No.)        (IRS Employer
     of Incorporation)                                     Identification No.)

              6675 - 185TH AVENUE, N.E., REDMOND, WASHINGTON 98052
--------------------------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

                                 (206) 861-9800
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              (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS

         On August 11, 1998, InControl, Inc. (the "Company") and Guidant Corporation (including its subsidiaries, "Guidant") announced that they had entered into an Agreement and Plan of Merger on August 10, 1998 between Guidant, Pegasus Acquisition Corp. ("Pegasus") and the Company (the "Merger Agreement") providing for the acquisition of the Company by Guidant. Pursuant to the Merger Agreement, Guidant has agreed to purchase each outstanding share of the Company's Common Stock, $.01 par value per share (the "Common Stock"), at an offer price of $6.00 per share. To implement the Merger Agreement, Guidant has agreed to commence a cash tender offer on or before August 17, 1998. The completion of the tender offer is subject to a number of customary conditions, including the acquisition of a majority of the Company's outstanding Common Stock on a fully diluted basis and the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. Also on August 10, 1998, certain of the Company's stockholders owning approximately 9.4% of the outstanding shares of the Company's Common Stock entered into a Shareholder Agreement with Guidant agreeing to tender their shares to Guidant and granting proxies to representatives of Guidant to vote such shares.

         In the event that the tender offer is completed successfully, and subject to certain customary conditions, Pegasus, an indirect wholly owned subsidiary of Guidant, will be merged with and into the Company and the Company will continue as the surviving corporation. As a result of the merger, each outstanding share of the Company's Common Stock not tendered pursuant to the tender offer, if any, will be converted into the right to receive cash in the amount of $6.00 per share, or such higher price as Guidant may pay pursuant to the tender offer.

         Also on August 10, 1998, the Company entered into a Credit Agreement by and between the Company and Guidant (the "Credit Agreement"). Pursuant to the terms of the Credit Agreement, Guidant has agreed to loan to the Company up to $10 million, provided that the facility will be increased to $15 million in the event that Guidant breaches its obligations under the Merger Agreement. The Company may request disbursements from Guidant in respect of the loan in amounts not to exceed in the aggregate $3 million per month, provided certain customary conditions are satisfied, provided further that this amount may be exceeded to the extent that the Company requires funds to redeem shares of its Series B Preferred Stock, pay taxes or pay the fees of its financial advisors in connection with the transactions contemplated by the Merger Agreement. The Company is required to repay the outstanding principal amount of the loan, together with accrued interest, on February 19, 1999, unless Guidant breaches its obligations under the Merger Agreement, in which event the maturity date will be extended to August 19, 1999. Notwithstanding the foregoing, all amounts owed under the loan will become immediately due and payable

Form 8-K                                                                  PAGE 1


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upon the occurrence of a sale, lease exchange or transfer of all or substantially all of the assets of the Company or upon the occurrence of an Event or Default, as defined in the Credit Agreement. Moreover, the Parent may require, at its option, prepayment of amounts due under the loan upon a Change of Control of the Company, as defined in the Credit Agreement. The Company is entitled to prepay amounts due under the loan at its option without penalty.

         In connection with the execution of the Merger Agreement, the Company has amended as of August 10, 1998 the Rights Agreement dated as of February 27, 1996 between the Company and First Interstate Bank of Washington, N.A. (now ChaseMellon Shareholder Services, L.L.C.) (the "Rights Plan") to provide that the Parent, the Purchaser or their affiliates and associates shall not be deemed an "Acquiring Person" or a "Beneficial Owner" and that the date of execution, delivery or consummation of the Merger Agreement or the Shareholder Agreement and the transactions contemplated thereby, including the Offer, shall not be deemed to be a "Distribution Date," as such terms are defined in the Rights Plan. The amendment to the Rights Agreement is attached thereto as Exhibit 4.2.

         The foregoing summary of the Merger Agreement, the Shareholder Agreement, the Credit Agreement and the Second Amendment of Rights Agreement, and the arrangements and transactions contemplated thereby, is qualified in its entirety by reference to such agreements, which are filed as exhibits to this Current Report and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)    Exhibits

                 2.1 Agreement and Plan of Merger among Guidant Corporation, Pegasus Acquisitions Corp. and InControl, Inc., dated as of August 10, 1998

                 4.1 Form of Shareholder Agreement among Parent, Pegasus Acquisition Corp. and the persons listed on Schedule A thereto, dated August 10, 1998

                 4.2 Second Amendment of Rights Agreement between InControl, Inc. and First Interstate Bank of Washington, N.A., as Rights Agent, dated August 10, 1998.

                10.1 Credit Agreement by and between InControl, Inc. and Guidant Corporation, dated as of August 10, 1998

                99.1 Press Release issued by Guidant Corporation and InControl, Inc., dated August 11, 1998





Form 8-K                                                                  PAGE 2
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INCONTROL, INC.



Dated:  August 12, 1998              By    /s/ Philip A. Okeson
                                           -------------------------------------
                                           Philip A. Okeson
                                           Chief Financial Officer and Secretary




Form 8-K                                                                  PAGE 3
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                                  EXHIBIT INDEX

Exhibit Number           Description
--------------           -----------
          2.1            Agreement and Plan of Merger among Guidant Corporation, Pegasus
                         Acquisitions Corp. and InControl, Inc., dated as of August 10, 1998

          4.1            Form of Shareholder Agreement among Parent, Pegasus
                         Acquisition Corp and the persons listed on Schedule A thereto, dated August 10, 1998

          4.2            Second Amendment of Rights Agreement between InControl, Inc. and
                         First Interstate Bank of Washington, N.A., as Rights Agent, dated
                         August 10, 1998.

         10.1            Credit Agreement by and between InControl, Inc. and Guidant
                         Corporation, dated as of August 10, 1998

         99.1            Press Release issued by Guidant Corporation and InControl, Inc., dated August 11, 1998